UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 18, 2021
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective November 18, 2021 (the “Grant Date”), the Compensation Committee of the Board of Directors of PBF Energy Inc. (the “Company”) approved grants of long-term incentive awards to the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K). The grants were made under the Company’s Amended and Restated 2017 Equity Incentive Plan, and included awards of (i) options for shares of the Company’s Class A common stock (“Common Stock”), having an exercise price equal to the closing price of the Common Stock on the Grant Date and vesting in three equal annual installments commencing on the first anniversary of the Grant Date, were granted pursuant to the previously approved form of stock option agreement, (ii) performance share units for the three-year performance period from January 1, 2022 through December 31, 2024 (the “Performance Period”), payable in shares of Common Stock, the amounts of which will range from zero to 200 percent of the number of performance share units granted based on the Company’s achievement of prescribed TSR rankings relative to its peers during the Performance Period plus additional shares of Common Stock may be awarded at vesting with respect to the computed value of dividend equivalents accrued during such performance measurement periods and (iii) performance units with a target value of $1.00 per unit payable in cash at the end of the Performance Period, the amount of which will range from zero to 200 percent of the target value based on the Company’s achievement of prescribed TSR rankings relative to its peers during the Performance Period. The performance share units and the performance units will vest on December 31, 2024, in each case subject to forfeiture or acceleration under certain circumstances set forth in the applicable award agreement, the forms of which agreements are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

The specific grants made to each of the Company’s named executive officers on the Grant Date are listed below.

Name and Title	Stock Options	Performance Share Units	Performance Units
Thomas J. Nimbley, Chief Executive Officer	169,925	66,954	2,612,589
Matthew C. Lucey, President	72,851	28,705	1,120,091
C. Erik Young, Senior Vice President & Chief Financial Officer	67,161	26,463	1,032,604
Thomas L. O’Connor, Senior Vice President, Commercial	63,295	24,940	973,160
T. Paul Davis, President, Western Region	63,295	24,940	973,160

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Form of Amended and Restated 2017 Equity Incentive Plan Performance Share Unit Award Agreement for the 2022-2024 Performance Cycle.
10.2	Form of Amended and Restated 2017 Equity Incentive Plan Performance Unit Award Agreement for the 2022-2024 Performance Cycle.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 24, 2021	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel